Exhibit 99.1

FOR RELEASE

Globalscape Announces Retirement of Chief Financial Officer James Albrecht
 and Appointment of Karen Young as Interim Chief Financial Officer
SAN ANTONIO – March 2, 2018 – GlobalSCAPE, Inc. (NYSE American: GSB) (“GlobalSCAPE” or the “Company”), a worldwide leader in the secure movement and integration of data, today announced that on February 26, 2018, James W. Albrecht, Jr., Chief Financial Officer of the Company, notified the Company of his decision to retire as an officer of the Company, effective Friday, March 2, 2018. Albrecht and the Company have agreed in principle to an arrangement in which, upon Albrecht’s retirement, he will serve as a consultant to the Company.
“On behalf of the entire organization, I thank Jim for his many contributions, commitment, and service to the Company,” said Matt Goulet, Globalscape President and CEO. “Jim’s financial and managerial expertise have been invaluable during Globalscape’s evolution over the years, and we look forward to working with him to ensure a seamless transition.”
In conjunction with Albrecht’s retirement, the Company intends to appoint Karen Young as its interim Chief Financial Officer, effective Friday, March 2, 2018, while the Company searches for a permanent Chief Financial Officer.
Young has served as the Company’s Controller since January 2015. From June 2014 to January 2015, Young was the owner of a CPA practice, providing accounting and managerial consulting services to businesses. Previously, Young served as Controller of PIC Business Systems, Inc., a provider of web-based integrated Enterprise Resource Planning solutions, where she worked from December 2001 to June 2014. At PIC Business Systems, Inc., Young prepared the company’s financial statements and was responsible for oversight of the company’s accounting department and other administrative functions. Young began her career at Valero Energy Corporation, an independent petroleum refiner, where she focused on the preparation of financial statements for the company and its subsidiaries. Young is a Certified Public Accountant with more than 18 years of experience as a corporate Controller. She has a B.B.A. in Accounting from The University of Texas at San Antonio.
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About GlobalSCAPE
GlobalSCAPE, Inc. (NYSE MKT: GSB) is a pioneer in securing and automating the movement and integration of data seamlessly in, around and outside your business, between applications, people and places, in and out of the cloud.  GlobalSCAPE provides cloud services that automate your work, secure your data and integrate your applications – while giving visibility to those who need it.  GlobalSCAPE makes business flow brilliantly.  For more information, visit http://www.globalscape.com or follow the blog and Twitter updates.

Safe Harbor Statement
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, Mr. Albrecht’s serving as a consultant to the Company in the future and GlobalSCAPE’s expectations as to its ability to find a qualified replacement permanent Chief Financial Officer.  The words “would,” “exceed,” “should,” “anticipates,” “believe,” “steady,” “dramatic,” “expect,” and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-looking statements are based upon the Company’s current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.  Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are risks that are detailed in the Company’s Annual Report on Form 10-K for the 2016 fiscal year, filed with the Securities and Exchange Commission on March 27, 2017.
GlobalSCAPE Press Contact
Jonathan Morgan
Perry Street Communications
Phone: 214-965-9955 or 212-333-5525
Email: jmorgan@perryst.com
Investor Relations Contact
Contact: Matt Glover or Najim Mostamand, CFA
Phone Number: (210) 801-8489
Email: IR@globalscape.com